Principal Funds, Inc.
Supplement dated June 14, 2019
to the Statutory Prospectus dated December 31, 2018
(as supplemented on March 1, 2019, March 18, 2019 and April 29, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
Effective on or about June 26, 2019, under Principal Investment Strategies, add the following at the end of the fifth paragraph:
The Fund also invests a portion of the proceeds it receives from short sales into long positions.
Effective on or about June 26, 2019, under Principal Risks, add the following at the end of Leverage Risk:
In particular, investing the proceeds of short sales may amplify leverage risk.
Effective on or about June 26, 2019, in the Management section, under Sub-Advisors, delete AQR Capital Management, LLC and CNH Partners, LLC.
Effective on or about June 26, 2019, in the Management section, under Sub-Advisors, add Gotham Asset Management, LLC to the alphabetical list of sub-advisors.

SUMMARY FOR MULTI-MANAGER EQUITY LONG/SHORT FUND
On June 11, 2019, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Multi-Manager Equity Long/Short Fund (the “Fund”). Effective May 31, 2019, new investors could no longer purchase Fund shares. Pursuant to the Plan, the Fund intends to liquidate on or about August 16, 2019, or such later date determined by the Fund’s officers. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
At the time of liquidation, delete all references to the Multi-Manager Equity Long/Short Fund from the prospectus.

SUMMARY FOR ORIGIN EMERGING MARKETS FUND
Effective August 31, 2019, in the Management section, under Sub-Advisor and Portfolio Managers, remove Grace Tolley.

SUMMARY FOR REAL ESTATE DEBT INCOME FUND
On June 11, 2019, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Real Estate Debt Income Fund (the “Fund”). Effective May 31, 2019, new investors could no longer purchase Fund shares. Pursuant to the Plan, the Fund intends to liquidate on or about August 16, 2019, or such later date determined by the Fund’s officers. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
At the time of liquidation, delete all references to the Real Estate Debt Income Fund from the prospectus.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Effective on or about June 26, 2019, in Cayman Subsidiary section, delete first two paragraphs, and replace with the following:
The Diversified Real Asset Fund and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”). The Cayman Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and are not subject to all the investor protections of the 1940 Act. However, a fund investing in a Cayman Subsidiary wholly owns and controls such Cayman Subsidiary, and the Funds and Cayman Subsidiaries are managed by Principal Global Investors, LLC ("PGI"). Moreover, the Funds’ Board of Directors have oversight responsibility for the Funds' investment activities, including investments in a Cayman Subsidiary, and over a fund’s role as sole shareholder of a Cayman Subsidiary. Each Cayman Subsidiary is overseen by its own board of directors, which consists of interested director(s) and may include Fund officer(s). The Diversified Real Asset Fund and the Global Multi-Strategy Fund are the sole shareholders of their respective Cayman Subsidiary, and shares of the Cayman Subsidiaries will not be sold or offered to other investors.
Each Cayman Subsidiary has entered into a separate management agreement with PGI whereby PGI provides advisory and accounting agency services to the Cayman Subsidiary. Further, PGI, on behalf of each Cayman Subsidiary, has entered into a subadvisory agreement with one or more current sub-advisors of the relevant Fund.

MANAGEMENT OF THE FUNDS
Effective on or about June 26, 2019, in The Sub-Advisors section, under AQR Capital Management, LLC, delete the Fund information and replace with the following:

Fund:	a portion of Multi-Manager Equity Long/Short
Effective on or about June 26, 2019, in The Sub-Advisors section, delete references to CNH Partners, LLC.
Effective on or about June 26, 2019, in The Sub-Advisors section under Gotham Asset Management, LLC, delete the Fund information and replace with the following:

Fund(s):	a portion of Global Multi-Strategy (Equity Long/Short Strategy) and a portion of Multi‑Manager Equity Long/Short
In The Sub-Advisors section under Graham Capital Management, LP, delete the Fund information and replace with the following:

Fund(s):
a portion of Global Multi-Strategy. Graham will primarily use the global macro strategy; however, it may use any of the Fund’s investment strategies, including investments through the Fund’s Cayman Subsidiary.

Effective August 31, 2019, in The Sub-Advisors section, under Origin Asset Management LLP, delete references to Grace Tolley.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Add the following to the end of the Fees and Expenses of the Funds - Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, R-6 and S Shares section:
However, if you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.

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